UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2023

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Explanatory Note

On December 11, 2023, Silicon Laboratories Inc. (“the Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the promotion of Mark Mauldin to Interim Chief Financial Officer. As of the date of the Original Report, the terms of Mr. Mauldin’s compensation in connection with such promotion had not been determined. This Amendment No. 1 to the Original Report is being filed solely for the purpose of providing the terms of such compensation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2023, John Hollister, the Chief Financial Officer and Senior Vice President of Silicon Laboratories Inc. (the “Company”), delivered his notice of resignation effective as of February 2, 2024. The Company appointed Mark Mauldin, the Company’s Chief Accounting Officer, to serve as the Company’s interim Chief Financial Officer beginning on February 2, 2024.

On January 25, 2024, the Compensation Committee of the Board of Directors of Silicon Laboratories approved the terms of compensation for Mr. Mauldin. The Committee approved the following incremental compensation for Mr. Mauldin in connection with his appointment as interim Chief Financial Officer: a cash bonus of $50,000 effective February 2, 2024, and a grant of restricted stock units effective as of February 15, 2024 with a grant date value of $500,000 (which shall vest in three equal annual installments contingent upon Mr. Mauldin’s continued service through each such date). Such compensation is in addition to his normal annual salary of $335,000, target bonus of 40% of his annual salary, and grant of restricted stock units effective as of May 15, 2024 with a grant date value of $500,000 (which shall vest in three equal annual installments contingent upon Mr. Mauldin’s continued service through each such date).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

104       Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

January 31, 2024	/s/ Néstor Ho
Date	Néstor Ho
Vice President and
Chief Legal Officer